UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 23, 2007

Wells Real Estate Fund XI, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-25731	58-2250094
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 449-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C240.13e-4(c))

Item 2.01.	Disposition of Assets

Disposition of 111 Southchase Boulevard

On May 23, 2007, The Wells Fund XI-Fund XII-REIT Joint Venture (“Fund XI-XII-REIT Associates”) sold a manufacturing and office building containing approximately 168,000 rentable square feet and located in Fountain Inn, South Carolina (“111 Southchase Boulevard”) to an unaffiliated third party, for a gross sales price of $7,625,000, less closing costs. Fund XI-XII-REIT Associates is a joint venture partnership between Wells Real Estate Fund XI, L.P. (the “Registrant”), Wells Real Estate Fund XII, L.P., and Wells Operating Partnership, L.P.

The Registrant holds an equity interest of approximately 26.1% in Fund XI-XII-REIT Associates, and Fund XI-XII-REIT Associates owns 100% of 111 Southchase Boulevard. As a result of the sale, the Registrant received net sale proceeds of approximately $1.9 million and was allocated a gain of approximately $0.5 million, which may be adjusted as additional information becomes available in subsequent periods.

Item 9.01.	Financial Statements and Exhibits

(b)	Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of March 31, 2007	F-2

Pro Forma Statement of Operations for the three months ended March 31, 2007	F-3

Pro Forma Statement of Operations for the year ended December 31, 2006	F-4

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND XI, L.P. (Registrant)

By:	WELLS PARTNERS, L.P.
General Partner

	By:	Wells Capital, Inc.
General Partner

		By:	/s/ Douglas P. Williams
Douglas P. Williams Senior Vice President

Date: May 30, 2007

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WELLS REAL ESTATE FUND XI, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund XI, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2006, and in its quarterly report filed on Form 10-Q for the three months ended March 31, 2007.

The following unaudited pro forma balance sheet as of March 31, 2007 has been prepared to give effect to the May 23, 2007 sale of 111 Southchase Boulevard by The Wells Fund XI-Fund XII-REIT Joint Venture (“Fund XI-XII-REIT Associates”), a joint venture partnership between the Registrant, Wells Real Estate Fund XII, L.P., and Wells Operating Partnership, L.P., as if the disposition and distribution of net sale proceeds therefrom had occurred on March 31, 2007. The Registrant holds an equity interest of approximately 26.1% in the Fund XI-XII-REIT Associates, which owned 100% of 111 Southchase Boulevard.

The following unaudited pro forma statement of operations for the three months ended March 31, 2007 has been prepared to give effect to the sales of the Iomega Building and 111 Southchase Boulevard as if the dispositions had occurred on January 1, 2006.

The following unaudited pro forma statement of operations for the year ended December 31, 2006 has been prepared to give effect to the sales of 1315 West Century Drive and the Iomega Building (collectively, the “Prior Dispositions”) and 111 Southchase Boulevard as if the dispositions had occurred on January 1, 2006. The Fund IX, Fund X, Fund XI, and REIT Joint Venture (“Fund IX-X-XI-REIT Associates”), a joint venture partnership between the Registrant, Wells Real Estate Fund IX, L.P., Wells Real Estate Fund X, L.P., and Wells Operating Partnership, L.P., owned 100% of 1315 West Century Drive and the Iomega Building, which were sold on December 22, 2006 and January 31, 2007, respectively. The Registrant holds an equity interest of approximately 8.8% in Fund IX-X-XI-REIT Associates.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved if the dispositions of the Prior Dispositions and 111 Southchase Boulevard had been consummated as of January 1, 2006. Specifically, the accompanying pro forma statements of operations do not include the Registrant’s portion of the non-recurring gains or losses that would have been recognized if the aforementioned property sales had occurred on January 1, 2006.

WELLS REAL ESTATE FUND XI, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

MARCH 31, 2007

(Unaudited)

	Historical(a)	Pro Forma Adjustment		Pro Forma Total
ASSETS:
Investment in joint ventures	$5,149,866	$(1,297,743	) (b)	$3,852,123
Cash and cash equivalents	2,105,146	1,892,289	(c)	3,997,435
Due from joint ventures	33,307	0		33,307
Other assets	9,347	0		9,347

Total assets	$7,297,666	$594,546		$7,892,212

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$17,751	$0		$17,751
Due to affiliates	11,898	0		11,898

Total liabilities	29,649	0		29,649

Partners’ capital:
Limited partners:
Class A – 1,426,674 units outstanding	7,267,561	85,390		7,352,951
Class B – 226,606 units outstanding	0	509,156	(d)	509,156
General partners	456	0		456

Total partners’ capital	7,268,017	594,546		7,862,563

Total liabilities and partners’ capital	$7,297,666	$594,546		$7,892,212

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q as of March 31, 2007.
(b)	Reflects the Registrant’s pro rata share of the basis in 111 Southchase Boulevard as of March 31, 2007.
(c)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds from Fund XI-XII-REIT Associates as a result of the sale of 111 Southchase Boulevard.
(d)

Reflects the Registrant’s proportionate share of the pro forma gain allocated from the sale of 111 Southchase Boulevard. The allocation of gain between classes of limited partners is made in accordance with the terms of the Registrant’s partnership agreement.

WELLS REAL ESTATE FUND XI, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2007

(Unaudited)

	Historical(a)	Pro Forma Adjustments
		Iomega Building		111 Southchase Boulevard		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURE	$68,932	$(17,283	) (b)	$(29,770	) (c)	$21,879

EXPENSES:
General and administrative	33,489	0		0		33,489

INTEREST AND OTHER INCOME	26,514	0		0		26,514

NET INCOME	$61,957	$(17,283)		$(29,770)		$14,904

NET INCOME (LOSS) ALLOCATED TO LIMITED PARTNERS:
CLASS A	$61,501	$(2,054)		$(33,794)		$25,653

CLASS B	$0	$(15,229)		$4,024		$(11,205)

GENERAL PARTNERS	$456	$0		$0		$456

NET INCOME (LOSS) PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.04	$(0.00)		$(0.02)		$0.02

CLASS B	$0.00	$(0.07)		$0.02		$(0.05)

LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	1,426,674					1,426,674

CLASS B	226,606					226,606

(a)	Historical financial information has been obtained from the Registrant’s quarterly report on Form 10-Q as of March 31, 2007.
(b)

Reflects the reduction of equity in income of Fund IX-X-XI-REIT Associates earned by the Registrant related to the Iomega Building for the three months ended March 31, 2007. The pro forma adjustment primarily results from gain on sale, rental revenues, less operating expenses, management and leasing fees, depreciation, and amortization allocable to the Registrant.

(c)

Reflects an adjustment to equity in loss of Fund XI-XII-REIT Associates earned by the Registrant related to 111 Southchase Boulevard for the three months ended March 31, 2007. This pro forma adjustment primarily results from rental revenues, less operating expenses, management and leasing fees, depreciation, and amortization allocable to the Registrant. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gains that would have been recognized on the sale of 111 Southchase Boulevard if the transaction had occurred on January 1, 2006.

WELLS REAL ESTATE FUND XI, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

(Unaudited)

	Historical(a)	Pro Forma Adjustments				Pro Forma Total
		Prior Dispositions		111 Southchase Boulevard
EQUITY IN LOSS OF JOINT VENTURE	$(222,194)	$90,820	(b)	$88,204	(d)(e)	$(91,753)
		(48,583	) (c) (e)

EXPENSES:
General and administrative	130,883	0		0		130,883

INTEREST AND OTHER INCOME	73,508	0		0		73,508

NET LOSS	$(279,569)	$42,237		$88,204		$(149,128)

NET LOSS ALLOCATED TO LIMITED PARTNERS:
CLASS A	$(279,569)	$42,237		$88,204		$(149,128)

CLASS B	$0	$0		$0		$0

NET INCOME (LOSS) PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CLASS A	$(0.20)	$0.03		$0.06		$(0.11)

CLASS B	$0.00	$0.00		$0.00		$0.00

LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	1,421,424					1,421,424

CLASS B	231,856					231,856

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2006.
(b)

Reflects an adjustment to equity in income of Fund IX-X-XI-REIT Associates earned by the Registrant related to equity in loss contributed by 1315 West Century Drive for the year ended December 31, 2006. The pro forma adjustment primarily results from loss on sale, operating expenses, management and leasing fees, depreciation, and amortization allocable to the Registrant.

(c)	Reflects the reduction of equity in income of Fund IX-X-XI-REIT Associates earned by the Registrant related to the Iomega Building for the year ended December 31, 2006.
(d)	Reflects an adjustment to equity in loss of Fund XI-XII-REIT Associates earned by the Registrant related to 111 Southchase Boulevard for the year ended December 31, 2006.
(e)

These pro forma adjustments primarily result from rental revenues, less operating expenses, management and leasing fees, depreciation, and amortization allocable to the Registrant. These pro forma adjustments do not include the Registrant’s portion of the non-recurring gains that would have been recognized on the respective property sales if the transactions had occurred on January 1, 2006.

F-4